UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

RITE AID CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You can obtain directions to the Annual Meeting by contacting Rite Aid's Investor Relations Department at (717)975-3710. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. RITE AID CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 25, 2015. RITE AID CORPORATION ATTN: BYRON PURCELL 30 HUNTER LANE CAMP HILL, PA 17011 See the reverse side of this notice to obtain proxy materials and voting instructions. M93013-P66628 Meeting Information Meeting Type: Annual Meeting For holders as of: May 1, 2015 Date: June 25, 2015 Time: 8:00 AM EDT Location: Clarion Hotel 148 Sheraton Drive New Cumberland, PA 17070

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 11, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy and select future delivery preference: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT FORM 10-K Proxy Materials Available to VIEW or RECEIVE: M93014-P66628 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX

Voting Items 3. Approve, on an advisory basis, the compensation of our named executive officers as presented in the proxy statement. 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. The Board of Directors unanimously recommends that you vote AGAINST Proposals 4 and 5. The Board of Directors unanimously recommends that you vote FOR Proposals 2 and 3. 1. Election of Directors Nominees: The Board of Directors unanimously recommends that you vote FOR the following: 4. Consider a stockholder proposal, if properly presented at the Annual Meeting, relating to accelerated vesting of performance awards. 5. Consider a stockholder proposal, if properly presented at the Annual Meeting, relating to proxy access. 1a. John T. Standley 1b. Joseph B. Anderson, Jr. 1c. Bruce G. Bodaken 1e. Kevin E. Lofton 1d. David R. Jessick 1g. Michael N. Regan 1f. Myrtle S. Potter 1h. Frank A. Savage 1i. Marcy Syms M93015-P66628

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